Exhibit 10.32

June 2, 2000


Sovereign Capital Advisors, LLC
3340 Peachtree Road, NE, Suite 2320
Atlanta, Georgia 30326
Facsimile:
Attention: Mr. Paul D. Hamm


Dear Sirs:

     Reference is made to the Series 1 Bridge Note Purchase and Security Agreement, dated March 16, 1999, by and among Compositech Ltd. and the Purchasers listed therein (the "Note Purchase Agreement"), as amended by that certain First Amendment to the Series 1 Bridge Note Purchase and Security Agreement, dated April 21, 1999 and executed by the Company and certain Purchasers in connection with the Second Closing (the "First Amendment"), that certain Second Amendment to the Series1 Bridge Note Purchase and Security Agreement, dated July 28, 1999, and executed by the Company and certain Purchasers in connection with the Third Closing (the "Second Amendment"), that certain Letter Agreement, dated November 22, 1999, and executed by the Company and the Purchasers (the "November Letter Agreement"), that certain Letter Agreement dated April 21, 2000 and executed by the Company and certain Purchasers (the "April Letter Agreement", together with the Note Purchase Agreement, the First Amendment, the Second Amendment and the November Letter Agreement, the "Purchase Agreement"). Defined terms, used but not defined herein, have the meanings ascribed thereto in the Purchase Agreement.

     The parties hereto agree that the Secured Convertible Bridge Financing Note of Compositech Ltd. in the amount of $98,327.00 issued to Sovereign Capital Advisors, LLC (the "Placement Agent") on October 4, 1999 to evidence the placement fee owed to the Placement Agent as part of the cancellation of the original Bridge Notes and issuance of replacement Bridge Notes on October 4, 1999 is amended pursuant to the certain Letter Agreement dated April 21, 2000 between the Company and the Placement Agent (the "Placement Note") be amended by striking the date "June 2, 2000" in the seventh line of the Placement Note and inserting into the seventh line in place of such date "July 21, 2000" so that the defined term "Maturity Date" is redefined and definitively established as July 21, 2000.

     The provisions of the Placement Note for interest at the Note Rate up to the Maturity Date, as now defined in this Agreement, and for interest at the Default Rate thereafter, shall remain in full force and effect.

     This Agreement supersedes all other prior oral or written agreements between the Company and the Placement Agent and their respective affiliates and persons acting on their behalf with respect to the matters specifically referred to herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Placement Agent make any representation, warranty, covenant or undertaking with respect to such matters other than those contained in the Placement Note or the Placement Agency Agreement, dated March 16, 1999, by and between the Company and the Placement Agent (the "Placement Agency Agreement") which remain in full force and effect as if made on the date hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     All notices and other communications hereunder shall be in writing and shall be delivered as provided for in the Placement Agency Agreement, as follows:

                  If to the Placement Agent to:

                           Sovereign Capital Advisors, LLC
                           3340 Peachtree Road, N.E.
                           Suite 2320
                           Atlanta, Georgia 30326
                           Attention: Don Odom
                           Tel: (404) 814-3737
                           Fax: (404) 812-3738

                  With a copy to:

                           Balboni Law Group, LLC
                           3475 Lenox Road
                           Suite 990
                           Atlanta, Georgia 30326
                           Attention: Geraldo M. Balboni II, Esq.
                           Tel: (404) 812-3100
                           Fax: (404) 812-3101

                  If to the Company to:

                           Compositech Ltd.
                           710 Koehler Avenue
                           Ronkonkoma, New York 11779
                           Attention: Samuel S. Gross
                           Facsimile Number: (631) 585-7713

                  With a copy to:

                           Patterson, Belknap, Webb & Tyler LLP
                           1133 Avenue of the Americas
                           New York, New York 10036
                           Attention: Edward F. Cox
                           Facsimile Number (212) 336-2222

     This Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law doctrine of such state.

     This Agreement may be executed in counterparts, each of which shall constitute an integral original part of one and the same original instrument.

     If the foregoing correctly sets forth the understanding among us, please indicate your agreement and acceptance by signing below.


                            Sincerely,
                            COMPOSITECH LTD.


                            By:
                               -------------------------------------------------
                               Samuel Gross
                               Executive Vice President, Treasurer and Secretary


Acknowledged, agreed and accepted by the undersigned:

SOVEREIGN CAPITAL ADVISORS, LLC


By:___________________________
      Authorized Signatory